UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☐ Definitive Proxy Statement
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EVERSPIN TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

EVERSPIN TECHNOLOGIES, INC.

2025 Annual Meeting

Vote by May 21, 2025

11:59 PM ET



EVERSPIN TECHNOLOGIES, INC.
5670 W. CHANDLER BLVD.
SUITE 130
CHANDLER, AZ 85226

You invested in EVERSPIN TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 08, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

May 22, 2025
5:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/MRAM2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Glen Hawk 02) Tara Long 03) Lawrence G. Finch 04) Geoff Ribar 05) Darin G. Billerbeck 06) Sanjeev Aggarwal, Ph.D 07) Douglas Mitchell Board Recommends 0 For 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year O For ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of our named executive officers. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".